UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNL Center at City Commons

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2020, CNL Healthcare Properties, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at its principal offices in Orlando, Florida. Of the 175,292,459 shares of the Company’s common stock that were issued and outstanding as of October 2, 2020, the record date, and entitled to vote at the Annual Meeting, a total of 113,348,981 shares (64.66%) were present in person or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business.

At the Annual Meeting, the stockholders (i) elected all five (5) of the nominees, as listed below, to serve on the board of directors of the Company until the 2021 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified and (ii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020.

Under the Company’s Third Articles of Amendment and Restatement and bylaws, the vote necessary for the election of directors and the ratification of PricewaterhouseCoopers LLP is a majority of the votes cast at the meeting at which a quorum is present. Broker non-votes are not counted as votes cast, and accordingly, for the election of directors, broker non-votes had no effect on the results of the election. With respect to the vote on the proposal to ratify PricewaterhouseCoopers LLP, abstentions are not counted as votes cast, and accordingly, had no effect on the results of the vote to ratify PricewaterhouseCoopers LLP.

The voting results, as certified in the Final Report of the Inspectors of Election, are as follows:

I.	The vote to elect five directors of the Company, for a term expiring at the 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified, was:

Director Nominees:	For	Withheld	Broker Non-Votes
James M. Seneff, Jr.	19,510,125	973,233	92,865,623
Stephen H. Mauldin	19,583,412	899,946	92,865,623
J. Chandler Martin	19,506,025	977,333	92,865,623
Michael P. Haggerty	19,555,831	927,527	92,865,623
J. Douglas Holladay	19,512,587	970,771	92,865,623

II.	The vote on the ratification of PricewaterhouseCoopers LLP, as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020, was:

For	Against	Abstain
112,750,164	248,664	350,153

No other business was transacted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2020		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer and President